UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

BrewBilt Brewing Company
(Exact name of registrant as specified in its charter)

Florida	000-53276	86-3424797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 Joerschke Dr., Ste. A, Grass Valley, CA 95945
(Address of principal executive offices)

(530) 205-3437
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2022, BrewBilt Brewing Company (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Mast Hill Fund, L.P. (“Mast Hill”). Pursuant to the Purchase Agreement, Mast Hill has agreed to purchase from the Company, from time to time upon delivery by the Company to Mast Hill of “Put Notices,” and subject to the other terms and conditions set forth in the Purchase Agreement, up to an aggregate of $5,000,000 of the Company’s common stock. The purchase price of the shares of common stock purchased under the Purchase Agreement will be equal to 90% of the “Market Price” as defined in the Purchase Agreement. Each purchase under the Purchase Agreement shall be in a minimum amount of $25,000 and a maximum amount equal to the lesser of (i) $500,000 and (ii) 200% of the average daily trading value of the common stock over the seven trading days preceding the delivery of the applicable Put Notice.

In connection with the Purchase Agreement, the Company issued Mast Hill a five-year warrant to purchase 170,000,000 shares of the Company’s common stock at a price of $0.003 per share (the “Warrant”), and entered into a Registration Rights Agreement with Mast Hill under which the Company agreed to file a registration statement with the Securities and Exchange Commission covering the shares of common stock issuable under the Warrant and the Purchase Agreement (the “Registration Rights Agreement”).

The foregoing description of the Purchase Agreement, Warrant and Registration Rights Agreement is intended to be a summary and is qualified in its entirety by reference to such agreements, which have been filed as Exhibits 10.1, 4.1 and 10.2 to this Current Report on Form 8-K and which are and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	Common Stock Purchase Warrant, dated January 25, 2022, issued to Mast Hill Fund, L.P.
Exhibit 10.1	Equity Purchase Agreement, dated January 25, 2022, between BrewBilt Brewing Company and Mast Hill Fund, L.P.
Exhibit 10.2	Registration Rights Agreement, dated January 25, 2022, between BrewBilt Brewing Company and Mast Hill Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrewBilt Brewing Company

Date: February 22, 2022	By:	/s/ Jef Lewis
Jef Lewis, Chief Executive Officer